UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2005

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11008	33-0499007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

N/A

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index

Item 1.01. Entry into a Material Definitive Agreement

Catalina Marketing Corporation (the “Company”) appointed Edward C. Kuehnle as Executive Vice President of Catalina Marketing Corporation and President of Catalina Marketing Services effective January 28, 2005. Prior to joining the Company, Mr. Kuehnle held the position of Group President of IRI North America since November 1999.

Mr. Kuehnle will receive base cash compensation at an annual rate of $383,000 and will be eligible to receive an annual target bonus of 65% of base salary with the opportunity to earn up to 1.5 times his annual target bonus during fiscal year 2005, prorated based on hire date. Subject to approval by the Company’s Board of Directors, Mr. Kuehnle will be granted stock options to purchase 150,000 shares of common stock granted at the stated fair market value determined at the first meeting of the Compensation Committee which is held subsequent to his hire date and will vest over 4 years at 25% per year. He is also eligible for consideration for allocations of additional equity which could be in the form of stock options or stock units or some combination of the two. The Company will reimburse Mr. Kuehnle for other expenses incurred, including relocation. Mr. Kuehnle would receive a special separation benefit of base salary continuation or lump sum payout at the Company’s discretion should his employment be terminated or his duties materially diminished equal to the base salary he would have received over the 12 month period had his employment not been terminated.

The Company and Mr. Kuehnle entered into a separate Change of Control Severance Agreement. The Company generally enters into severance agreements with each of its executive officers to ensure that such executives are properly protected in the event of a change of control of the Company, thereby enhancing the Company’s ability to hire and retain key personnel. The term of the Change of Control Severance Agreement ends April 6, 2006 and is equal to 2.5 times Mr. Kuehnle’s annual compensation in effect when his employment ends.

For further information, reference is made to the Company’s press release dated January 24, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Employment Agreement with Mr. Edward C. Kuehnle

99.1	Press Release of Catalina Marketing Corporation dated January 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

January 27, 2005	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Deborah A. Booth
	Name:	Deborah A. Booth
	Title:	Executive Vice President, Business Support Services

Exhibit Index

Exhibit Number	Description
10.1	Employment Agreement with Mr. Edward C. Kuehnle

99.1	Press Release dated January 24, 2005